Exhibit 4.1

JUN-25-2010 15:37 SECURITIES TRANSFER CORP 469 633 0088 P.02

INCORPORATED UNDER THE LAWS OF THE

STATE OF NEVADA

1218

CUSIP NO. 23331G 10 6

SPECIMEN

DRS INC.

25,000,000 AUTHORIZED SHARES $.001 PAR VALUE NON-ASSESSABLE

THIS CERTIFIES THAT

IS THE RECORD HOLDER OF

Shares of DRS INC. *Common Stock*

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[redacted]

DRS INC. CORPORATE Seal NEVADA

SECRETARY

PRESIDENT

The following abbreviations, when used in the inscription on the face of this certificate, shall be; construed as though they were written out in lull according to applicable laws or regulations:

TCM COM - as tenants in common	UNIF GIFT WIN ACT-	Custodian
TEN &NT - as tenants by the entireties		(Cust) (Minor)
JT TEN - as joint tenants with right of		under Uniform Gifte to Minors
survivorship and not as tenants		Act
in common		(State)
Additional abbreviations may also be used though not in the above list

For Value Received                                      hereby sell, assign and transfer unto

Purchaser insert social security or other
identifying Number of assignee

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:        sIGNATURE MUST CORRESPOND TO THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR
                                     WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER AND MUST BE GUARANTEED BY A BANK, BROKER OR ANY
                                     OTHER ELIGIBLE GUARANTOR INSTITUTION THAT IS AUTHORIZED TO DO SO UNDER THE SECURITIES TRANSFER AGENTS MEDALLION
                                     PROGRAM (SYAMP) UNDER RULES PROMULGATED BY THE US SECURITIES AND EXCHANGE COMMISSION.